UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

DoubleVerify Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email communication was made available to certain customers of DoubleVerify Holdings, Inc. on August 6, 2026

Subject: Nielsen to Acquire DoubleVerify

Prehead: Combination strengthens our leadership in powering media effectiveness everywhere.

Audience list: DV Customers

Dear Valued DV Customer,

We are excited to share that DV has entered into a definitive agreement to be acquired by Nielsen, a global leader in audience measurement, data, and media intelligence. With Nielsen's sector expertise and strategic insight, DoubleVerify is well positioned to capitalize on an outsized set of market opportunities and to innovate new solutions for our customers that define the future of digital advertising engagement.

DV was founded in 2008 with the creation of the first brand suitability solutions for the industry. Since our inception, trusted, independent 3rd party measurement has become a de facto requirement for digital advertisers. Today, the company provides a comprehensive technology platform that powers the quality and performance of digital media investments for the world's largest brands and media platforms. The DV Authentic Ad® offers customers a unified verification metric to ensure each ad impression is viewable, fraud-free and meets contextual suitability requirements, while the company's optimization and outcomes measurement solutions prove the impact of digital investment and media mix on tangible campaign goals.

Our combination with Nielsen gives DV access to an expanded set of data signals and products, together with panel insights from one of the world's leading media measurement companies. Nielsen's audience and currency layer, coupled with DV's media quality expertise results in the unmatched combination of a trusted, independent referee and scorekeeper – powering media effectiveness everywhere. We look forward to partnering closely with Nielsen to accelerate our pace of innovation in pursuit of our singular vision – to help brands succeed by maximizing the impact of their digital investments.

We will continue to operate our business as usual as we progress toward our expected close by Q1 2027. In the meantime, you can continue to expect the same world-class support from our Sales and Account Management teams. We look forward to our continued partnership and thank you for your trust and business. Do not hesitate to reach out to me, your dedicated Sales representative or your DV contact with any questions.

We hope you’ll join us in celebrating this milestone!

Best,

Mark Zagorski, CEO, DV

Additional Information and Where to Find It

This communication is being made in respect of the Agreement and Plan of Merger (the “Merger Agreement”) among DoubleVerify Holdings, Inc.(the “Company”), a Delaware corporation, Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the proposed transaction involving the Company, Parent and Merger Sub (the “Merger”). The Company expects to seek, and intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement in connection with the proposed Merger (the “Proxy Statement”) and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of approving the transactions contemplated by the Merger Agreement. The Company may also file other relevant documents with the SEC regarding the Merger Agreement and the proposed Merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. The definitive Proxy Statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal 1 – Election of Directors,” “Executive and Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026, and will be contained in the Proxy Statement to be filed by the Company. Any changes in the holdings of the Company’s securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual meeting of stockholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

No Offer

No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements. Statements contained in this communication other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this communication and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on our business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from our ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) our ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and our Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2026 . New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

The following post was made available on the website of DoubleVerify Holdings, Inc. on August 6, 2026

The following social media posts were made the X and LinkedIn accounts of DoubleVerify Holdings, Inc. on August 6, 2026

DV Twitter

We are excited to share that @Nielsen plans to acquire DoubleVerify, advancing our product leadership in powering media effectiveness everywhere. More Info & Disclaimer (Link)

DV LinkedIn

We are excited to share that @Nielsen plans to acquire DoubleVerify, advancing our product leadership in powering media effectiveness everywhere.

Our combination with Nielsen gives DV access to an expanded set of data signals and products, together with panel insights from a global leader in audience measurement, data, and media intelligence. More Info & Disclaimer: (Link)

The following email communication was made available to employees of DoubleVerify Holdings, Inc. on August 6, 2026

DV Team,

Today, we announced that DV has entered into an agreement to be acquired by Nielsen, a global leader in audience measurement, data, and media intelligence.

This is an important milestone for our company and reflects the strength of the business we have built together. Nielsen shares our belief in helping brands succeed by powering media effectiveness everywhere, and we believe this combination will create new opportunities for our customers, our employees and our business.

Our combination with Nielsen will give DV access to an expanded set of data signals and products, together with panel insights from one of the world's leading media measurement companies. At a time when trust and transparency in the digital ad ecosystem has never been more important, Nielsen's audience and currency layer, coupled with DV's media quality expertise will result in the unmatched combination of a trusted, independent referee and scorekeeper. It's a win-win for all of our stakeholders.

For now, it is business as usual. There are no immediate changes to our day-to-day operations, and we should remain focused on supporting our customers, partners and one another.

The transaction is expected to close by Q1 2027. Until then, DV and Nielsen will continue to operate as separate companies.

I know you will have questions. We will share more information as soon as possible and will hold an all-company meeting at 6:00 PM EST today to discuss today’s announcement. Additionally, attached please find an FAQ document. Prior to that discussion, I would like to share a message from Karthik Rao, CEO of Nielsen, an industry leader who I have known and respected for many years.

TO: DoubleVerify Employees

FROM: Karthik Rao

DATE: August 6, 2026

SUBJECT: Welcome to the Nielsen Family

DoubleVerify Team,

On behalf of everyone at Nielsen, I wanted to reach out to share how excited we are to join forces. I have long admired DoubleVerify and the incredible business your team has built.

DoubleVerify is the most trusted and widely integrated media quality platform in digital advertising — and the independence and rigor upon which you have built your business have earned the respect of the entire industry, myself included.

I believe there are many reasons that make Nielsen a natural fit for DoubleVerify. Both businesses, at their core, are in the business of trust — providing the independent, reliable intelligence that buyers and sellers depend on to transact with confidence. Nielsen has spent decades earning that trust in audience measurement; DoubleVerify has built it in media quality and verification. Our capabilities are not only complementary, but they’re also sequential steps for our clients. Where Nielsen can tell our clients who is watching, who is listening, and whether advertising is working, DoubleVerify determines whether the ad ran in the right context, against real and viewable inventory, in a brand-safe environment. Together, we will be able to offer something neither of us can provide alone: a truly independent, end-to-end view of advertising quality and performance across every channel.

There is much more we look forward to sharing as this process moves forward, and there’s a lot of work to be done to get there. In the meantime, I want you to know that we are genuinely thrilled about the road ahead; excited for opportunities to meet you all, to learn from you and get to know your culture. We cannot wait to build the next chapter of Nielsen and DoubleVerify together.

Karthik Rao

Chief Executive Officer, Nielsen

Thank you for everything you have done to help us reach this moment. I am incredibly proud of what we have built together and grateful for your continued commitment.

Let's Go!

Best,

Mark

Additional Information and Where to Find It

This communication is being made in respect of the Agreement and Plan of Merger (the “Merger Agreement”) among DoubleVerify Holdings, Inc.(the “Company”), a Delaware corporation, Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the proposed transaction involving the Company, Parent and Merger Sub (the “Merger”). The Company expects to seek, and intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement in connection with the proposed Merger (the “Proxy Statement”) and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of approving the transactions contemplated by the Merger Agreement. The Company may also file other relevant documents with the SEC regarding the Merger Agreement and the proposed Merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. The definitive Proxy Statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal 1 – Election of Directors,” “Executive and Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026, and will be contained in the Proxy Statement to be filed by the Company. Any changes in the holdings of the Company’s securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual meeting of stockholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

No Offer

No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements. Statements contained in this communication other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this communication and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on our business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from our ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) our ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and our Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2026 . New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.